UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4526

Name of Registrant:	Vanguard Quantitative Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 - March 31, 2006

Item 1:	Reports to Shareholders

 Vanguard® Growth and Income Fund

> Semiannual Report

March 31, 2006

>The Investor Shares of Vanguard Growth and Income Fund gained 6.6% during the six months ended March 31, 2006.

> The fund slightly outpaced both the average competing fund and the S&P 500 Index.

> The advisor selected well among financials, health care, and materials stocks; positions in the volatile energy sector detracted from returns.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	8

Performance Summary	9

Financial Statements	10

About Your Fund's Expenses	20

Glossary	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31,2006

Total Return
Vanguard Growth and Income Fund
Investor Shares	6.6%
AdmiralTM Shares[1]	6.7
S&P 500 Index	6.4
Average Large-Cap Core Fund[2]	6.3
Dow Jones Wilshire 5000 Index	8.0

Your Fund’s Performance at a Glance
September 30, 2005–March 31, 2006

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Growth and Income Fund

Investor Shares	$31.29	$33.08	$0.270	$0.000

Admiral Shares	51.12	54.04	0.487	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

In the first half of fiscal-year 2006, Investor Shares and Admiral Shares of Vanguard Growth and Income Fund returned 6.6% and 6.7%, respectively. The fund slightly outperformed both the unmanaged Standard & Poor’s 500 Index and the average return of its peer group.

In besting the index while closely matching the S&P’s sector weightings and risk profile, your fund met its investment objective. This success reflected superior stock selection in numerous sectors, especially health care and materials, where the fund’s holdings did particularly well.

Stocks soared in the New Year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that analysts expect to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets.

However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Fund’s largest sectors produced solid gains, with one exception

The Growth and Income Fund closely follows the sector weightings of the S&P 500, but seeks to outperform the benchmark by heavily weighting those stocks that the advisor deems to have the greatest potential for price appreciation. For both the fund and its benchmark, most major sectors performed admirably as the United States enjoyed strong growth and rising corporate profits.

The fund’s financials stocks, its largest sector weighting at 20%, produced a gain of 12.5%, slightly higher than the S&P 500‘s financials stocks.This outperformance was largely achieved through the fund’s concentration in several major bank stocks and in Lehman Brothers Holdings, the

Market Barometer
	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

single-largest contributor to fund returns. Lehman registered earnings growth based on its expanding overseas business underwriting stock and bond issues.

The fund diverged from the S&P 500 in three ways that had a meaningful impact on its relative performance. Its holdings in health care and materials outperformed the benchmark by a wide margin, while its energy holdings detracted from fund returns.

Within health care, the fund's longtime focus on Gilead Sciences continued to generate outsized contributions to returns. The stock was up more than 27% during the period. On average, the fund's commitment to the biotech stock was seven times that of the company's index weight. The fund's weighting in Merck was more than double that of the index; the stock surged more than 32% during the half-year.

Within the materials sector, the advisor maintained overweighted stakes in specialty chemical firms, mining companies, and steel producers. These stocks enjoyed gains of between 20% and 80% as the manufacturers labored to keep up with demand for their products.

The fund's performance was a function not only of those stocks on which the advisor focused but also of those stocks the advisor avoided. In the energy sector, the fund lost some ground by holding no shares in oil field services provider Schlumberger, a large constituent of the index, which soared 50.6% during the

Annualized Expense Ratios:1
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Large-Cap Core Fund
Growth and Income Fund	0.40%	0.22%	1.41%

1 Fund expense ratios reflect the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

half-year in the face of relentless demand from energy companies. The fund also held overweighted positions in three major integrated oil companies, whose stocks fell based on a short-lived retraction in oil prices.

Time is on your side in reaching your goals

As a prudent investor knows, time is your best ally in reaching your financial objectives. Over time, portfolios that are balanced among asset classes—including money market, bond, and stock mutual funds—have historically provided the returns that can help you meet your long-term goals. With that in mind, Vanguard has always counseled that the best solution is a carefully considered, balanced portfolio with an asset allocation suitable to your time horizon, risk tolerance, and long-term objectives.

The Growth and Income Fund can be a core holding for investors who want exposure to large-cap U.S. stocks in a portfolio. The fund provides many of the diversification and risk-control benefits of an index fund with the opportunity—though by no means a guarantee—to outperform the index return.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 12, 2006

Advisor’s Report

During Vanguard Growth and Income Fund’s fiscal half-year, the fund’s Investor Shares gained 6.6%, outpacing both the return for the Standard & Poor’s 500 Index and the average gain among large-cap core funds.

Investment perspective

The U.S. stock market performed well as the economy continued to demonstrate resilience and staying power. Economic indicators were largely positive despite high commodity prices that may well stay high if increased production capacity fails to overcome geopolitical concerns regarding energy supply. Corporate earnings in the fourth quarter of 2005 did not disappoint—margins set new records—and first-quarter 2006 earnings continued on a positive note. As housing-led (and often housing-financed) consumer spending growth has declined, we look to corporations to extend this economic cycle through investment in plants, equipment, and personnel. Indeed there has been positive news on the employment front and on capital expenditures. Notwithstanding the impact of high energy costs and other commodity prices, and the likelihood of continued monetary tightening by the Federal Reserve Board in the near-term, the economy appears poised for continued growth into the second half of 2006.

The long-expected resurgence of large-cap growth stocks was clearly held at bay as small- and mid-cap stocks again outperformed large-caps. Value also beat growth in the large-cap sector. Market forces are such that valuations can be stretched for an extended period of time; however, the underpricing of large-cap (especially growth) stocks versus mid- and small-cap stocks has become striking.

On the policy front, the looming mid-term elections are a growing concern for certain members of the U.S. Congress. With each passing month, the possibility of the House of Representatives or Senate changing to Democratic control appears less farfetched. Some Republicans facing reelection in contested districts have been actively distancing themselves from the Bush administration. The impact of a change in congressional leadership on policies affecting business and investments is potentially large, though the most likely outcome is continued gridlock on major policy initiatives (including reforming Social Security and Medicare and making certain tax cuts permanent) for the duration of the Bush presidency.

Our successes

Vanguard Growth and Income Fund benefited from an environment in which the market’s winners exhibited strong earnings and price momentum. Stock selection in the fund was particularly good in health care, media, and materials. Holdings that outperformed their industry peers included Gilead Sciences (biotechnology), Apple Computer (computers and iPods), News Corporation (international multimedia), Becton, Dickinson (medical supplies and devices), Merck (drugs), Nucor (steel products), and NVIDIA (graphics processors and related software). In addition, the fund’s performance relative to the S&P 500 Index benefited from the fact that we did not hold certain poorly performing stocks, such as Symantec and Dell Computer.

While sector tilts (measured as the difference between the portfolio weight and the S&P 500 Index weight in a particular sector) are deliberately minimized in the Growth and Income Fund, they are not forced to zero. During the period, the fund benefited from slightly overweighted stakes in mining and metals and in railroads, and an underweighted position in Internet stocks. In addition, the fund’s tendency to hold stocks that on average have a higher price-momentum exposure relative to the S&P 500 had a positive impact on returns.

Our shortfalls

A shift in the factors driving successful stock selection began in the first half of 2005 and continued into 2006. Valuation-oriented factors have been less effective, and momentum factors, in particular price momentum, more effective in terms of forecasting stock returns. In general, poor performance came from stocks overweighted in the fund (relative to the S&P 500) that exhibited reasonable valuations without exceptional momentum characteristics. Detractors from relative results included Intel (microprocessors and related semiconductor products), Nabors Industries (land-based oil and gas drilling), and Johnson & Johnson (health care products). In addition, not holding JP Morgan Chase and Schlumberger, both strong performers over the six months, had a negative impact on results.

The fund’s positioning

We continue to remain focused on our investment discipline as it applies to stock selection, portfolio construction, and implementation. We believe the Growth and Income Fund is well-positioned to achieve its goal of outperforming the S&P 500 Index with a similar level of investment risk. The fund will remain fully invested in those stocks we consider most undervalued, and the portfolio risk will be focused to minimize exposure to characteristics we believe are unrewarded. We continue to believe the Growth and Income Fund is an excellent choice for those seeking a diversified exposure to large-cap U.S. equities.

John S. Cone, CFA, President,
and Chief Executive Officer
Franklin Portfolio Associates, LLC
April 12, 2006

Fund Profile
As of March 31, 2006

Portfolio Characteristics

	Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	120	500	4,980
Median Market Cap	$49.9B	$52.7B	$26.3B
Price/Earnings Ratio	14.6x	17.4x	20.9x
Price/Book Ratio	2.8x	2.8x	2.9x
Yield		1.9%	1.6%
Investor Shares	1.6%
Admiral Shares	1.8%
Return on Equity	19.3%	18.6%	17.2%
Earnings Growth Rate	17.7%	15.8%	10.5%
Foreign Holdings	0.0%	2.3%	2.4%
Turnover Rate	87%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.40%[3]
Admiral Shares	0.22%[3]
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)

	Fund	Comparative Index[1]	Broad Index[2]
Consumer Discretionary	12%	10%	12%
Consumer Staples	7	9	8
Energy	10	10	9
Financials	20	21	22
Health Care	13	13	12
Industrials	13	12	11
Information Technology	15	16	16
Materials	4	3	4
Telecommunication Services	2	3	3
Utilities	4	3	3

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.96	1.00	0.95	1.00
Beta	0.99	1.00	0.92	1.00

Ten Largest Holdings4 (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	4.8%

General Electric Co.	industrial
	conglomerates	3.9

Bank of America Corp.	diversified banks	3.1

Johnson & Johnson	pharmaceuticals	2.8

International Business
Machines Corp.	computer hardware	2.7

ConocoPhillips Co.	integrated oil
	and gas	2.3

Lehman Brothers	investment banking
Holdings, Inc.	and brokerage	2.0

The Boeing Co.	aerospace
	and defense	2.0

News Corp., Class A	movies and
	entertainment	2.0

Target Corp.	general merchandise
	stores	1.9

Top Ten		27.5%

Equity Investment Focus

1 S&P 500 Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 "Ten Largest Holdings" excludes any temporary cash investments and equity index products. See page 22 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1995-March 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	12/10/1986	11.11%	4.71%	8.05%	1.40%	9.45%

Admiral Shares	5/14/2001	11.29	3.12[2]	—	—	—

1 Six months ended March 31, 2006.
2 Return since inception.
   Note: See Financial Highlights tables on pages 15 and 16 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.0%)[1]
Consumer Discretionary (11.9%)
News Corp., Class A	8,872,800	147,377
Target Corp.	2,722,800	141,613
Lowe's Cos., Inc.	2,071,100	133,462
Home Depot, Inc.	2,836,400	119,980
Harley-Davidson, Inc.	2,193,300	113,788
KB Home	1,332,700	86,599
Black & Decker Corp.	530,500	46,095
Time Warner, Inc.	2,305,100	38,703
Darden Restaurants Inc.	427,900	17,557
Genuine Parts Co.	282,100	12,364
D. R. Horton, Inc.	245,600	8,159
Gannett Co., Inc.	94,000	5,632
Sherwin-Williams Co.	75,000	3,708
NIKE, Inc. Class B	34,300	2,919
Dollar General Corp.	84,200	1,488
		879,444
Consumer Staples (6.4%)
General Mills, Inc.	2,375,400	120,385
The Coca-Cola Co.	2,634,200	110,294
PepsiCo, Inc.	1,289,600	74,526
Kimberly-Clark Corp.	1,054,600	60,956
Estee Lauder Cos. Class A	508,800	18,922
Safeway, Inc.	724,000	18,187
The Procter & Gamble Co.	252,100	14,526
* Constellation Brands, Inc. Class A	558,400	13,988
Reynolds American Inc.	116,100	12,249
The Pepsi Bottling Group, Inc.	386,300	11,740
ConAgra Foods, Inc.	416,000	8,927
SuperValu Inc.	187,500	5,779
Brown-Forman Corp. Class B	72,200	5,557
		476,036
Energy (10.3%)
ExxonMobil Corp.	5,893,836	358,699
ConocoPhillips Co.	2,677,400	169,078
Nabors Industries, Inc.	1,660,500	118,859
Chevron Corp.	1,416,200	82,097
Occidental Petroleum Corp.	149,600	13,860
Sunoco, Inc.	168,800	13,094
Burlington Resources, Inc.	111,200	10,220
		765,907
Financials (19.5%)
Bank of America Corp.	5,075,900	231,157
Lehman Brothers Holdings, Inc.	1,043,500	150,817
Countrywide Financial Corp.	3,716,900	136,410
Prudential Financial, Inc.	1,779,100	134,874
Wachovia Corp.	1,857,850	104,133
MetLife, Inc.	1,814,100	87,748
Wells Fargo & Co.	1,289,800	82,380
CIT Group Inc.	1,511,200	80,879
U.S. Bancorp	2,012,100	61,369
The Goldman Sachs Group, Inc.	348,900	54,763

	Shares	Market Value• ($000)
Washington Mutual, Inc.	1,198,644	51,086
American International Group, Inc.	582,058	38,468
Merrill Lynch & Co., Inc.	404,800	31,882
Bear Stearns Co., Inc.	224,300	31,110
Citigroup, Inc.	645,100	30,468
Cincinnati Financial Corp.	631,908	26,584
MGIC Investment Corp.	382,200	25,466
Ambac Financial Group, Inc.	290,100	23,092
SunTrust Banks, Inc.	280,000	20,373
National City Corp.	582,100	20,315
The Principal Financial Group, Inc.	377,400	18,417
BB&T Corp.	112,100	4,394
SAFECO Corp.	28,000	1,406
		1,447,591
Health Care (13.0%)
Johnson & Johnson	3,447,300	204,149
Merck & Co., Inc.	3,470,100	122,252
Becton, Dickinson & Co.	1,802,700	111,010
Aetna Inc.	2,217,400	108,963
* Gilead Sciences, Inc.	1,497,000	93,143
Caremark Rx, Inc.	1,791,500	88,106
Amgen, Inc.	1,174,100	85,416
Pfizer Inc.	1,838,527	45,816
AmerisourceBergen Corp.	754,600	36,425
Mylan Laboratories, Inc.	1,030,700	24,118
* Express Scripts Inc.	201,200	17,685
* King Pharmaceuticals, Inc.	994,800	17,160
Cardinal Health, Inc.	98,300	7,325
		961,568
Industrials (13.4%)
General Electric Co.	8,377,900	291,383
The Boeing Co.	1,908,600	148,737
United Parcel Service, Inc.	1,451,100	115,188
Norfolk Southern Corp.	1,174,500	63,505
3M Co.	806,200	61,021
Ingersoll-Rand Co.	1,392,300	58,184
Northrop Grumman Corp.	775,100	52,932
Cummins Inc.	376,800	39,602
Lockheed Martin Corp.	451,600	33,929
Illinois Tool Works, Inc.	320,900	30,906
CSX Corp.	458,000	27,388
General Dynamics Corp.	306,800	19,629
Avery Dennison Corp.	301,900	17,655
PACCAR, Inc.	196,600	13,856
Southwest Airlines Co.	688,100	12,379
Waste Management, Inc.	198,700	7,014
Cintas Corp.	53,200	2,267
		995,575
InformationTechnology (14.5%)
International Business Machines Corp.	2,448,400	201,920
* EMC Corp.	10,185,200	138,824
Motorola, Inc.	5,184,631	118,780
* Jabil Circuit, Inc.	2,716,500	116,429
* NVIDIA Corp.	1,708,900	97,852
Microsoft Corp.	3,035,726	82,602
Intel Corp.	4,021,200	77,810
Apple Computer, Inc.	852,200	53,450
National Semiconductor Corp	1,842,400	51,292
* Fiserv, Inc.	690,800	29,394
* Novell, Inc.	3,511,800	26,971
Hewlett-Packard Co.	642,500	21,138
* Intuit, Inc.	390,900	20,792
* Compuware Corp.	1,835,900	14,375
Automatic Data Processing, Inc.	182,000	8,314
* Corning, Inc.	301,600	8,116
Texas Instruments, Inc.	226,200	7,345
		1,075,404
Materials (3.7%)
Freeport-McMoRan Copper & Gold, Inc. Class B	1,596,100	95,399
Nucor Corp.	564,100	59,112
Rohm & Haas Co.	1,154,400	56,416
Phelps Dodge Corp.	354,100	28,516
Louisiana-Pacific Corp.	859,100	23,368
Bemis Co., Inc.	343,500	10,848
		273,659

	Shares	Market Value• ($000)
Telecommunication Services (2.2%)
AT&T Inc.	3,557,300	96,189
Verizon Communications Inc.	1,212,000	41,281
Sprint Nextel Corp.	585,600	15,132
CenturyTel, Inc.	340,300	13,313
		165,915
Utilities (4.1%)
Edison International	2,585,800	106,483
Duke Energy Corp.	3,068,500	89,447
TXU Corp.	1,242,100	55,596
Constellation Energy Group, Inc.	656,600	35,923
KeySpan Corp.	338,700	13,843
		301,292
Total Common Stocks (Cost $6,104,749)		7,342,391
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.0%)
[2] Vanguard Market Liquidity Fund, 4.715%	81,026,140	81,026
	Face Amount ($000)
U.S. Government Obligation (0.1%)
U.S. Treasury Bill [3] 4.521%, 6/15/2006	3,800	3,765
Total Temporary Cash Investments (Cost $84,791)		84,791
Total Investments (100.1%) Cost $6,189,540)		7,427,182
Other Assets and Liabilities (-0.1%)
Other Assets—Note C		14,154
Liabilities		(22,514)
		(8,360)
Net Assets (100%)		7,418,822

At March 31, 2006, net assets consisted of:[4]
Amount ($000)

Paid-in Capital	6,643,287

Undistributed Net Investment Income	19,849

Accumulated Net Realized Losses	(481,644)

Unrealized Appreciation (Depreciation)

Investment Securities	1,237,642

Futures Contracts	(312)

Net Assets	7,418,822

Investor Shares—Net Assets

Applicable to 155,902,190 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	5,156,640

Net Asset Value Per Share— Investor Shares	$33.08

Admiral Shares—Net Assets

Applicable to 41,858,144 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	2,262,182

Net Asset Value Per Share—
Admiral Shares	$54.04

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets. See Note E in Notes to Financial
   Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Securities with a value of $3,765,000 have been segregated as initial margin for open futures contracts.
4 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends	75,732

Interest[1]	2,188

Security Lending	14

Total Income	77,934

Expenses

Investment Advisory Fees—Note B

Basic Fee	3,167

Performance Adjustment	438

The Vanguard Group—Note C

Management and Administrative

Investor Shares	6,957

Admiral Shares	1,083

Marketing and Distribution

Investor Shares	751

Admiral Shares	243

Custodian Fees	29

Shareholders' Reports

Investor Shares	77

Admiral Shares	2

Trustees' Fees and Expenses	4

Total Expenses	12,751

Expenses Paid Indirectly—Note D	(1,295)

Net Expenses	11,456

Net Investment Income	66,478

Realized Net Gain (Loss)

Investment Securities Sold	270,351

Futures Contracts	2,834

Realized Net Gain (Loss)	273,185

Change in Unrealized Appreciation (Depreciation)

Investment Securities	133,091

Futures Contracts	620

Change in Unrealized Appreciation (Depreciation)	133,711

Net Increase (Decrease) in Net Assets Resulting from Operations	473,374

1 Interest income from an affiliated company of the fund was $2,098,000.

Statement of Changes in Net Assets

	Six Months Ended March 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	66,478	110,894
Realized Net Gain (Loss)	273,185	488,914
Change in Unrealized Appreciation (Depreciation)	133,711	209,042
Net Increase (Decrease) in Net Assets Resulting from Operations	473,374	808,850
Distributions
Net Investment Income
Investor Shares	(43,691)	(90,318)
Admiral Shares	(19,840)	(19,654)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(63,531)	(109,972)
Capital Share Transactions—Note G
Investor Shares	(333,923)	(1,169,682)
Admiral Shares	101,681	1,088,964
Net Increase (Decrease) from Capital Share Transactions	(232,242)	(80,718)
Total Increase (Decrease)	177,601	618,160
Net Assets
Beginning of Period	7,241,221	6,623,061
End of Period1	7,418,822	7,241,221

1 Including undistributed net investment income of $19,849,000 and $16,902,000.

Financial Highlights

Growth and Income Fund Investor Shares

For a Share Outstanding	Six Months Ended March 31,	Year Ended September 30,				Jan. 1 to Sept. 30,[1]	Year Ended Dec. 31,
Throughout Each Period	2006	2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$31.29	$28.31	$24.91	$20.68	$25.50	$32.06	$37.08

Investment Operations
Net Investment Income	.28	.46	.37	.318	.27	.22	.35

Net Realized and Unrealized

Gain (Loss) on Investments	1.78	2.98	3.39	4.227	(4.81)	(6.63)	(3.55)

Total from
Investment Operations	2.06	3.44	3.76	4.545	(4.54)	(6.41)	(3.20)

Distributions

Dividends from
Net Investment Income	(.27)	(.46)	(.36)	(.315)	(.28)	(.15)	(.35)

Distributions from
Realized Capital Gains	—	—	—	—	—	—	(1.47)

Total Distributions	(.27)	(.46)	(.36)	(.315)	(.28)	(.15)	(1.82)

Net Asset Value, End of Period	$33.08	$31.29	$28.31	$24.91	$20.68	$25.50	$32.06

Total Return	6.61%	12.20%	15.12%	22.09%	-18.04%	-20.06%	-8.97%

Ratios/Supplemental Data

Net Assets, End of
Period (Millions)	$5,157	$5,202	$5,780	$5,119	$4,338	$6,382	$8,968

Ratio of Total Expenses to
Average Net Assets[2]	0.40%[3]	0.40%	0.42%	0.46%	0.45%	0.40%[3]	0.38%

Ratio of Net Investment
Income to Average
Net Assets	1.73%[3]	1.53%	1.35%	1.39%	1.02%	0.95%[3]	1.02%

Portfolio Turnover Rate[4]	87%[3]	84%	79%	88%	70%	41%	65%

1 The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.00%, 0.03%, 0.01%, and 0.01%.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

Financial Highlights

Growth and Income Fund Admiral Shares

For a Share Outstanding	Six Months Ended March 31,	Year Ended September 30,				May 14[1] to Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[2]

Net Asset Value, Beginning of Period	$51.12	$46.25	$40.70	$33.78	$41.66	$50.00

Investment Operations

Net Investment Income	.514	.849	.683	.567	.505	.20

Net Realized and Unrealized Gain (Loss)
on Investments	2.893	4.853	5.530	6.920	(7.877)	(8.29)

Total from Investment Operations	3.407	5.702	6.213	7.487	(7.372)	(8.09)

Distributions

Dividends from Net Investment Income	(.487)	(.832)	(.663)	(.567)	(.508)	(.25)

Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.487)	(.832)	(.663)	(.567)	(.508)	(.25)

Net Asset Value, End of Period	$54.04	$51.12	$46.25	$40.70	$33.78	$41.66

Total Return	6.69%	12.39%	15.29%	22.29%	-17.95%	-16.26%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,262	$2,039	$843	$812	$606	$490

Ratio of Total Expenses to
Average Net Assets[3]	0.22%[4]	0.23%	0.25%	0.31%	0.34%	0.35%[4]

Ratio of Net Investment Income to
Average Net Assets	1.91%[4]	1.68%	1.51%	1.54%	1.17%	1.04%[4]

Portfolio Turnover Rate[5]	87%[4]	84%	79%	88%	70%	41%

1 Inception.
2 The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.00%, 0.03%, and 0.01%.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
   See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Quantitative Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Franklin Portfolio Associates, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P 500 Index. For the six months ended March 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.09% of the fund’s average net assets, before an increase of $438,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $821,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.82% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2006, these arrangements reduced the fund’s expenses by $1,295,000 (an annual rate of 0.04% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2006, the fund realized $9,613,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2005, the fund had available realized losses of $743,271,000 to offset future net capital gains of $1,382,000 through September 30, 2010, and $741,889,000 through

September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2006; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $1,237,642,000, consisting of unrealized gains of $1,285,756,000 on securities that had risen in value since their purchase and $48,114,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	224	72,985	(312)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended March 31, 2006, the fund purchased $3,141,662,000 of investment securities and sold $3,348,354,000 of investment securities, other than U.S. government securities and temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	311,443	9,684	741,054	24,449

Issued in Lieu of Cash Distributions	41,599	1,295	85,823	2,817

Redeemed	(686,965)	(21,341)	(1,996,559)	(65,179)

Net Increase (Decrease)—Investor Shares	(333,923)	(10,362)	(1,169,682)	(37,913)

Admiral Shares

Issued	251,209	4,801	1,229,063	24,473

Issued in Lieu of Cash Distributions	17,960	342	17,720	356

Redeemed	(167,488)	(3,177)	(157,819)	(3,171)

Net Increase (Decrease)—Admiral Shares	101,681	1,966	1,088,964	21,658

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006

Growth and Income Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,066.09	$2.06
Admiral Shares	1,000.00	1,066.93	1.13
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.94	$2.02
Admiral Shares	1,000.00	1,023.83	1.11

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard,
and the ship logo are trademarks of The Vanguard
Direct Investor Account Services > 800-662-2739	Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q932 052006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

VANGUARD QUANTITATIVE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.